DISTRIBUTOR
    PACIFIC GLOBAL FUND DISTRIBUTORS, INC.
    206 NORTH JACKSON STREET, SUITE 201
    GLENDALE, CALIFORNIA 91206
    (800) 989-6693





                        ANNUAL REPORT | DECEMBER 31, 1997





                                     INCOME
                                   AND EQUITY
                                      FUND



                                    PG36.298

                            DEAR FELLOW SHAREHOLDERS

December 31, 1997

We are pleased to report that Pacific Advisors Income & Equity Fund ("Fund") had a total return of 9.60%, for the year ending December 31, 1997. The investment results are based on shares purchased at the offering price, after deducting the Fund's current maximum sales charge, with all dividends and capital gains reinvested and after expense reimbursements. The Lehman Intermediate and Long-term Treasury-Bond indexes which are unmanaged indices of total returns for government bonds, were up 7.67% and 7.11% respectively, for this same period.

      During the year, long-term interest rates on the 30-year US Treasury Bond declined from a high of 7.2% to 5.9% while inflation remained a mild 2%. Our investment objective has been to provide investors with a total return that is 2-3% above the current yield on the 30-year US Treasury bond to keep pace with inflation. We believe the Fund achieved that goal with its 9.6% total return.

      Early in the year investors became concerned that the strong economy would result in higher inflation. In response to this concern interest rates increased to over 7% and the stock market experienced a 14% correction. In the late spring, inflation concerns began to subside and interest rates began to decline. The equity markets regained their bull market momentum which continued until several countries in Asia announced a currency devaluation. In mid-October a second correction began in the stock market as a result of the Asian financial crisis. Interest rates maintained their downward trend as it became apparent that the Federal Reserve was more concerned with Asia than inflation. By year-end, interest rates declined to 5.9%.

PORTFOLIO MANAGEMENT

Strong economic growth has been a primary force behind the bull market in equities over the past three years. It was also the catalyst for inflationary concerns as unemployment rates declined to 4.6%. While their was no indication that a recession was approaching it did appear that the economy would begin to slow after companies completed an inventory building phase in the first part of the year. It was our belief that the bond market would benefit from a slower growing economy which would have a negative impact on corporate earnings and reduce inflationary pressures.

      In the early part of 1997, the Fund began to purchase intermediate term (i.e., 3-10 years) high quality and high coupon corporate bonds. Most of the bonds purchased were in the financial services sector. They included Citicorp, Bank of America, Barnett Bank, NationsBank and GMAC. Later in the year the Fund added investment grade bonds from such companies as Tenneco, Ralston Purina, Sears Roebuck and Safeway.

      At year-end, fixed-income securities were 82% of the Fund's assets. Corporate bonds represented 68% of the portfolio with 12% of the Fund's assets in U.S. Treasury notes. The remaining fixed-income securities were short-term investments. The average matu-rity of the portfolio increased from 2.4 years at the beginning of 1997, to 6.2 years by December 31.

      While it appeared that the economy might slow to a more modest growth rate the outlook for the equity market remained good. The investment allocation for equities in the Fund was 18% of assets at year-end. The allocation percentage for equities varies based on our economic forecast. The individual stock selection is adjusted based on expected performance of individual companies and industries. The Fund's equity position is diversified with high quality companies, which currently include such household names as Travelers, General Electric, Gillette, Home Depot, Mobil, Gap and Microsoft. We believe the equity position in the Fund provides fixed-income investors the opportunity for capital appreciation to offset inflation.

OUTLOOK

The Asian financial crisis has had a positive effect for the US bond market. The strong US currency and economic stability has attracted a substantial increase in investments from foreign investors. It is expected however, that the economic problems in Asia will impact the US economy. Imports from Asia will be cheaper as a result of currency devaluations. It is also anticipated that the demand for goods and services from Asian countries will decline which will have a negative impact on multi-national companies. Since Asia accounts for 30% of the Global Domestic


                     CHANGE IN VALUE OF $10,000 INVESTMENT*


This chart shows the growth of a $10,000 investment made in Pacific Advisors Income and Equity Fund on February 8, 1993 compared to the growth of the Lehman T-Bond Index, Intermediate.

PACIFIC ADVISORS INCOME AND EQUITY FUND

Average Annual
Compound Return*
for period ending
December 31, 1997

One Year
--------                                  [GRAPH]
4.81%

Inception
(2/8/93)
--------
4.09%


* Performance figures represent the change in value of an investment over the periods shown, and have been restated to include the maximum 4.75% initial sales charge, assuming reinvestment of dividends and capital gains at net asset value and after expense reimbursements.

        The Lehman T-Bond Index is an unmanaged index of intermediate government bonds since 12/31/80.

        Past performance does not guarantee future results. Share price and return fluctuate, so that your shares when redeemed, may be worth more or less than their original cost.

Product, it would be unreasonable to assume that their economic problems will not have a significant impact worldwide.

      Under the above scenario, we believe the economy will slow and inflation will remain low. These economic conditions would be favorable to bonds and may result in a further decline in interest rates. We believe the Fund is well positioned with its higher yielding bonds, which will continue to appreciate as interest rates move lower.

      If the corporate earnings growth for multi-national companies slows it will be difficult for them to maintain the high stock market valuations they have realized over the last few years. For these reasons, we anticipate adding high quality mid-cap stocks which have a greater potential for appreciation than many large cap stocks that may be more fully valued. Over the next several months we would expect the equity portion of the Fund to remain near its current level.

      We continue to believe that the long-term outlook for bonds remains favorable and that the Fund's investment strategy will provide good returns without significant volatility or market risk. This is consistent with the Fund's objective, to provide current income and capital appreciation while conserving capital.

    Respectively submitted,


    /s/ GEORGE A. HENNING
    George A. Henning
    Chairman


    /s/ THOMAS H. HANSON
    Thomas H. Hanson
    Co-manager


    /s/ STEPHEN K. BACHE
    Stephen K. Bache, CFA
    Co-manager

                             SCHEDULE OF INVESTMENTS
                                December 31, 1997


                                                     Principal Amounts      Value
                                                     -----------------      -----
CORPORATE BONDS - 66.09%
Banks, Money Center - 4.33%
        Citicorp Sub Sec 9.5% 2/01/02                      $ 50,000       $ 55,661
        Union Bank of Switzerland 7.25% 07/15/06             25,000         26,394
                                                           --------       --------
                                                                            82,055
                                                           --------       --------
Banks - Regional - 14.84%
        Bank of America Subnotes  10% 2/01/03                45,000         52,007
        Bank of New York 8.5% 12/15/04                       25,000         27,894
        Barnett Bank, Inc. 9.875% 6/01/01                    75,000         83,321
        First Chicago NBD 7.25% 08/15/04                     50,000         52,214
        Merchants National 9.875% 10/01/99                   20,000         21,155
        NationsBank 5.125% 9/15/98                           45,000         44,742
                                                           --------       --------
                                                                           281,333
                                                           --------       --------
Electric - 9.55%
        Baltimore Gas & Elec. 8.54% 09/18/06                 50,000         57,050
        Public Service Electricity & Gas 8.875% 06/01/03     75,000         83,236
        PSI Energy, Inc. 6.35% 11/15/06                      40,000         40,591
                                                           --------       --------
                                                                           180,877
                                                           --------       --------
Financial Services - 5.96%
        Associates Corp N.A. 8.55% 07/15/09                  50,000         58,090
        General Motors Acceptance Corp. 9.625% 12/15/01      49,000         54,746
                                                           --------       --------
                                                                           112,836
                                                           --------       --------
Financial Services Diversified - 3.99%
        General Electric Capital Corp. 8.5% 07/24/08         65,000         75,519
                                                           --------       --------
Food - 4.83%
        Ralston Purina 9.25% 10/15/09                        75,000         91,456
                                                           --------       --------
Food Retailers - 4.43%
        Safeway, Inc. 10% 12/01/01                           75,000         83,870
                                                           --------       --------


* Non-income producing

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                                                                          Principal Amounts        Value
                                                                          -----------------        -----

CORPORATE BONDS CONTINUED

Industrial - 3.39%
        Tenneco Inc. 8.075% 10/01/02                                           $   60,000       $   64,185
                                                                               ----------       ----------
Insurance, Full Line - 7.63%
        American General Financial 8.125% 8/15/09                                  56,000           61,980
        CIGNA Corporation 7.40% 5/15/07                                            25,000           26,376
        CIGNA Corporation 7.40% 1/15/03                                            25,000           26,139
        Transamerica Corp. 9.375% 03/01/08                                         25,000           30,130
                                                                               ----------       ----------
                                                                                                   144,625
                                                                               ----------       ----------
Office Equipment - 1.38%
        Xerox Corporation 7.15% 8/01/04                                            25,000           26,150
                                                                               ----------       ----------
Pipeline - 1.45%
        Union TX Petroleum 8.375% 3/15/05                                          25,000           27,439
                                                                               ----------       ----------
Retailers - Broadline - 1.38%
        Sears Roebuck Co. 9.5% 06/01/99                                            25,000           26,144
                                                                               ----------       ----------
Telephone Systems - 1.50%
        NYNEX Cap Fund 8.75% 12/01/04                                              25,000           28,370
                                                                               ----------       ----------
US Government Agency - 1.43%
        International Bank Reconstruction and Development  8.64% 6/18/01           25,000           27,026
                                                                               ----------       ----------
TOTAL CORPORATE BONDS
    (Cost: $1,228,399)                                                                           1,251,885
                                                                                                ==========

US GOVERNMENT SECURITIES - 11.31%
US Treasury Note - 11.31%
        US T - Note 7.75% 11/30/99                                                115,000          119,241
        US T - Note 7.875% 11/15/04                                                85,000           95,014
                                                                               ----------       ----------
                                                                                                   214,255
                                                                               ----------       ----------
TOTAL US GOVERNMENT SECURITIES
    (Cost: $200,398)                                                                            $  214,255
                                                                                                ==========


* Non-income producing

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                                          Number of Shares      Value
                                          ----------------      -----
COMMON STOCK - 16.07%

Building Materials - 1.55%
        Home Depot, Inc.                            500       $ 29,437
                                               --------       --------
Cosmetic / Personal Care - 1.59%
        Gillette Company                            300         30,131
                                               --------       --------
Diversified Companies - 1.94%
        General Electric Company                    500         36,688
                                               --------       --------
Financial Services Diversified - 2.13%
        Travelers Group, Inc.                       750         40,406
                                               --------       --------
Financial Services - Specialty - 1.51%
        Federal National Mortgage                   500         28,531
                                               --------       --------
Investment Companies - 1.05%
        Alliance Capital Management L.P.            500         19,906
                                               --------       --------
Oil, Integrated Majors - 1.52%
        Mobil Corporation                           400         28,875
                                               --------       --------
Pharmaceuticals - 0.98%
        Schering - Plough Corp.                     300         18,637
                                               --------       --------
Retailers Specialty - 1.40%
        Gap, Inc.                                   750         26,578
                                               --------       --------
Software & Processing - 2.40%
        Microsoft*                                  350         45,238
                                               --------       --------
TOTAL COMMON STOCK
    (Cost: $231,384)                                          $304,427
                                                              ========

PREFERRED STOCK - 1.53%
Insurance, Full Line - 0.69%
        Unum Corporation 8.80% PFD A                500         13,188
                                               --------       --------
Telephone Systems - 0.84%
        GTE 8.75% PFD B                             600         15,900
                                               --------       --------


* Non-income producing

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

PREFERRED STOCK continued

TOTAL PREFERRED STOCK
    (Cost: $28,990)                                      $   29,088
                                                         ----------

TOTAL INVESTMENT SECURITIES - 95.00%
    (Cost: $1,689,171)                                   $1,799,655

SHORT-TERM INVESTMENTS - 2.00%
        United Missouri Bank Money Market Fund               37,893

OTHER ASSETS LESS LIABILITIES - 3.00%                        56,736
                                                         ----------

TOTAL NET ASSETS (100%)                                  $1,894,284
                                                         ==========

* Non-income producing

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                       STATEMENT OF ASSETS AND LIABILITIES
                                December 31, 1997


ASSETS
    Investment securities at market value (cost: $1,689,171)                     $ 1,799,655
    Short-term investments, at cost, which is equivalent to market                    37,893
    Receivable from Investment Manager (Note 3)                                       29,042
    Other Assets                                                                       8,866
    Accrued income receivable                                                         25,552
    Receivable for capital shares sold                                                   242
    Organizational expenses, net of amortization (Note 1)                              1,791
                                                                                 -----------
    Total assets                                                                   1,903,041
                                                                                 -----------
LIABILITIES
    Payable for investment purchased                                                   5,451
    Accounts payable                                                                   1,435
    Accounts payable to related parties (Note 3)                                          80
    Payable to Investment Manager (Note 1)                                             1,791
                                                                                 -----------
    Total liabilities                                                                  8,757
                                                                                 -----------
NET ASSETS
    (Equivalent to $9.98 per share on 189,873 shares of
    Capital Stock outstanding - 100 million shares authorized)                   $ 1,894,284
                                                                                 -----------
SUMMARY OF SHAREHOLDERS' EQUITY
    Paid-in-capital                                                              $ 1,783,344
    Accumulated undistributed net investment income                                      463
    Distributions of net realized gains on security transactions in excess
        of realized gains reported for financial statement purposes                       (7)
    Net unrealized appreciation of investments                                       110,484
                                                                                 -----------
    Net assets at December 31, 1997                                              $ 1,894,284
                                                                                 ===========

Maximum offering price per share ($9.98/95.25%):                                 $     10.48
                                                                                 ===========


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                             STATEMENT OF OPERATIONS
                      For the Year Ended December 31, 1997


Investment Income
    Dividends                                                    $   8,625
    Interest                                                        72,819
                                                                 ---------
        Total Income                                                81,444
                                                                 ---------
Expenses
    Investment Management Fees                                      12,060
    Fund Accounting Fees                                            17,071
    Transfer Agent Expense                                          19,658
    Legal Expense                                                    6,845
    Amortization Expense                                            11,114
    Registration Fees                                                6,731
    Printing                                                         4,520
    Audit Fees                                                       3,217
    Custody Fees                                                     6,308
    Director Fees/Meetings                                             984
    Distribution Fees (Note 3)                                       3,281
    Other Expense                                                    4,155
                                                                 ---------
        Total Expenses, before reimbursements                       95,944
    Less Fees Waived and Expenses Reimbursed (Note 3)               68,056
                                                                 ---------
        Net Expenses                                                27,888
                                                                 ---------
Net Investment Income                                                             $  53,556
                                                                                  =========
Net Realized and Unrealized Gain (Loss) on Investments
    Net realized loss on investments                                                    (44)
    Net unrealized appreciation of investments
        Beginning of Year                                        $  23,450
        End of Year                                                110,484
                                                                 ---------
           Change in net unrealized appreciation of investments                      87,034

                                                                                  ---------
                                                                                     86,990
                                                                                  =========

Net Increase in Net Assets Resulting from Operations                              $ 140,546
                                                                                  =========


See Accompanying Notes to Financial Statements

                       STATEMENTS OF CHANGES IN NET ASSETS
                         For the Year Ended December 31


                                                                                   1997               1996
                                                                               -----------        -----------
Increase in Net Assets
    From Operations
    Net investment income                                                      $    53,556        $    40,875
    Net realized gain (loss) on investments                                            (44)             8,198
    Change in net unrealized appreciation (depreciation) of investments             87,034            (28,446)
                                                                               -----------        -----------
    Increase in net assets resulting from operations                               140,546             20,627
                                                                               -----------        -----------

    From Distributions to Shareholders
    Net investment income                                                          (53,539)           (40,665)
    Net capital gains                                                                   (0)            (8,205)
                                                                               -----------        -----------
    Decrease in net assets resulting from distributions                            (53,539)           (48,870)
                                                                               -----------        -----------
    From Capital Share Transactions
    Proceeds from shares sold (78,841 and 27,474 shares)                           765,748            259,030
    Proceeds from shares purchased by reinvestment
        of dividends (3,664 and 3,666 shares)                                       35,535             34,333
    Cost of shares repurchased (21,236 and  13,288 shares)                        (205,156)          (125,123)
                                                                               -----------        -----------
    Increase in net assets derived from capital share transactions
        (61,269 and 17,852 shares)                                                 596,127            168,240
                                                                               -----------        -----------
    Increase in net assets                                                         683,134            139,997

Net Assets
    Beginning of Year
        (includes undistributed net investment income of $446 and $236)          1,211,150          1,071,153
                                                                               -----------        -----------
    End of Year
        (includes undistributed net investment income of $463  and $446)       $ 1,894,284        $ 1,211,150
                                                                               ===========        ===========


See Accompanying Notes to Financial Statements

                          NOTES TO FINANCIAL STATEMENTS

NOTE 1. ORGANIZATION

      Pacific Advisors Fund Inc. (the "Company") is an open-end diversified management investment company registered under the Investment Company Act of 1940, as amended. The Company was organized on May 18, 1992 as a Maryland corporation and had no operations prior to February 8, 1993, other than those relating to organizational matters including the sale of 2,778 shares of stock of each of its four series ("Funds") at $9.00 per share to the Company's investment manager, Pacific Global Investment Management Company ("Investment Manager"). The Company currently offers four Funds: Small Cap Fund, Balanced Fund, Income and Equity Fund, and Government Securities Fund. Each Fund is a separate investment portfolio of the Company with a distinct investment objective, investment program, policies, and restrictions. The Income and Equity Fund (previously known as the Income Fund) seeks to provide current income and secondarily, long-term capital appreciation.

      The Investment Manager paid the organizational and other initial expenses of the Fund incurred prior to the initial offering of the Fund's shares. However, the Fund has agreed to reimburse the Investment Manager for such expenses. The organizational costs will be deferred and amortized by each Fund over a period during which it is expected that a benefit will be realized, but no longer than five years from the date of the Funds' commencement of operations. Prepaid expenses will be amortized over a period not to exceed twelve months.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

      A. SECURITY VALUATION. Securities listed on a national securities exchange and certain over-the-counter ("OTC") issues traded on the NASDAQ national market system are valued at the last quoted sale price at the close of the NYSE. OTC issues not quoted on NASDAQ system and other equity securities for which no sale price is available, are valued at the last bid price as obtained from published sources (including Quotron), where available, and otherwise from brokers who are market makers for such securities. Debt securities with a maturity of less than 60 days are valued on an amortized cost basis.

      B. SECURITY TRANSACTIONS AND INVESTMENT INCOME. Security transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and Federal income tax purposes. Dividends are recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

      C. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. The Income and Equity Fund declares and distributes dividends of its net investment income, if any, quarterly. The Board of Directors will determine the amount and timing of such payments. Income dividends and capital gains distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gain on various investment securities held by the Funds, timing differences and differing characterization of distributions made by the Funds.

      D. FEDERAL INCOME TAXES. No provision is made for Federal taxes since the Company intends to qualify as a regulated investment company and to make the requisite distributions to its shareholders, which will be sufficient to relieve it from Federal income and excise taxes.

      E. ORGANIZATIONAL COSTS. Costs incurred by the Income and Equity Fund in connection with its organization, registration and initial public offer-ing of shares have been deferred and are being amortized using the straight-line method over a five-year period. During 1997, the Investment Manager assumed the amortization expense of $11,081 for organizational expenses.

      F. USE OF ESTIMATES. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 3. INVESTMENT MANAGEMENT, DISTRIBUTOR AND OTHER RELATED PARTY TRANSACTIONS

      The Company and Income and Equity Fund have entered into an investment management agreement ("Management Agreement") with Pacific Global Investment Management Company ("Investment Manager"). The Management Agreement provides for investment management fees, payable monthly, and calculated at the maximum annual rate of 0.75% of average net assets for the Income and Equity Fund.

      In accordance with an Expense Limitation Agreement, with the Company, on behalf of the Income and Equity Fund, the Investment Manager is required to reduce its investment management fee in any fiscal year in which all fund Operating Expenses exceed 1.85% of the average daily net assets of the Fund, and to reimburse the Income and Equity Fund for any additional expenses that exceed this limit. This agreement may be terminated at any time by either party. In addition, from time to time, the Investment Manager and Adviser may voluntarily waive its management and sub-advisory fees, and/or absorb certain expenses for the Income and Equity Fund.

      Pursuant to the Expense Limitation Agreement, the following amounts were waived or reimbursed by the Investment Manager for the year ended December 31, 1997 for the Income and Equity Fund: $11,307 of management and sub-advisory fees were waived and $56,749 was reimbursed by the Investment Manager. These waived and reimbursed expenses may be subject to future recoupment by the Investment Manager.

      Fund operating expenses may not fall below the current expense level in subsequent years until the Investment Manager has fully recouped fees forgone and expenses paid or assumed, as the Fund will reimburse the Investment Manager in subsequent years during which the Fund's total assets are greater than $20,000,000. Such recoupments, if any, are limited to a period of five years from the date on which the first reimbursement is made to the Investment Manager. As of December 31, 1997, the cumulative amounts unrecouped by the Investment Manager since the commencement of operations is $291,062.

      For the year ended December 31, 1997, Pacific Global Fund Distributors, Inc. ("PGFD"), the principal underwriter for the Company, received $4,157 of commissions on sales of capital stock of the Income and Equity Fund, after deducting $20,067 allowed to authorized distributors as commissions. For the year ended December 31, 1997 PGFD earned $314 in introducing brokerage fees related to securities transactions for the Income and Equity Fund. PGFD is a wholly-owned subsidiary of the Investment Manager.

      The Income and Equity Fund has entered into an agreement with Pacific Global Investor Services, Inc. ("PGIS") to provide fund accounting services at the monthly fee of three basis points for the first one hundred million in net assets or a minimum of $1,250. In addition, an agreement to provide transfer agent services has also been entered into at a rate of $18.00 per year per open account and $2.00 per year per closed account with a minimum charge of $1,250 per month. The Investment Manager has assumed all payments for these services, including amounts payable at December 31, 1997.

PGIS is a wholly-owned subsidiary of the Investment Manager.

        Accounts payable to related parties consists of management fees payable to the Investment Manager and fund accounting and transfer agent fees payable to PGIS.

      Certain officers of the Company are also officers of the Investment Manager, PGFD and PGIS.

      The Company has adopted a plan of distribution, whereby the Income and Equity Fund may pay a service fee in an amount up to 0.25% per annum of the Fund's average daily net assets to qualified recipients. For the year ended December 31, 1997, service fees totaled $3,281.

NOTE 4. PURCHASE AND SALES OF SECURITIES

      For the year ended December 31,1997, the Income and Equity Fund had aggregate cost of purchases and proceeds from sales of securities, other than short-term investments, of $1,481,327 and $446,977 respectively. The cost of securities held is the same for Federal income tax and financial reporting purposes.

      Aggregate gross unrealized appreciation and aggregate gross unrealized depreciation on securities were $110,559 and $75 respectively. Net unrealized appreciation for tax purposes is $110,484.

                              FINANCIAL HIGHLIGHTS
                 (For a share outstanding throughout the period)


                                                                                                               For the period
                                                            For the year ended December 31                   February 8, 1993(3)
                                                    1997           1996          1995          1994      to December 31, 1993
                                                -----------    -----------   -----------   -----------   --------------------
Per Share Operating Performance
    Net Asset Value, Beginning of Period        $      9.42    $      9.67   $      8.98   $      9.06        $      9.00
                                                -----------    -----------   -----------   -----------        -----------
    Income from Investment Operations
        Net investment income                          0.33           0.35          0.31          0.16               0.06
        Net realized and unrealized gains
        (losses) on securities                         0.56          (0.19)         0.72         (0.07)              0.04
                                                -----------    -----------   -----------   -----------        -----------
    Total from investment operations                   0.89           0.16          1.03          0.09               0.10
                                                -----------    -----------   -----------   -----------        -----------
    Less Distributions
        From net investment income                    (0.33)         (0.35)        (0.31)        (0.17)             (0.04)
        From net capital gains                         0.00          (0.06)        (0.03)         0.00               0.00
                                                -----------    -----------   -----------   -----------        -----------
    Total distributions                               (0.33)         (0.41)        (0.34)        (0.17)             (0.04)
                                                -----------    -----------   -----------   -----------        -----------
    Net Asset Value, End of Year                $      9.98    $      9.42   $      9.67   $      8.98        $      9.06
                                                ===========    ===========   ===========   ===========        ===========
Total Investment Return(4)                             9.60%          1.78%        11.98%         0.99%              1.21%

Ratios/Supplemental Data
    Net Assets, End of Year (000's)             $     1,894    $     1,211   $     1,071   $       632        $       135
    Ratio of Expenses to Average Net Assets(1)         1.85%          1.85%         1.86%         1.75%              1.68%(2)
    Ratio of Net Investment Income to
        Average Net Assets(1)                          3.56%          3.75%         4.06%         2.17%              0.79%(2)
    Portfolio Turnover Rate                           42.30%         28.23%        33.40%        37.12%              0.00%(2)
    Average Commission Per Share
        Paid on Equity Transactions             $    0.1291    $    0.1347   $    0.1472          --                 --


1 Without the voluntary fee waivers and reimbursement of expenses, the ratio of expenses to average daily net assets for the Income and Equity Fund would have been 6.38%, 7.29%, 8.25%, 12.73% and 70.32% for the years 1997 through 1993 respectively, and the ratio of net investment income (loss) to average net assets would have been (0.96%), (1.69%), (2.32%), (8.80%), and (67.90%) for the years 1997 through 1993 respectively.

2     Annualized.

3     Commencement of Operations.

4 The Fund's Maximum sales charge is not included in the total return computation.

See Accompanying Notes to Financial Statements

                         REPORT OF INDEPENDENT AUDITORS


BOARD OF DIRECTORS AND SHAREHOLDERS
PACIFIC ADVISORS FUND INC.
INCOME AND EQUITY FUND

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Income and Equity Fund (one of the portfolios constituting Pacific Advisors Fund Inc.) as of December 31, 1997, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the years ended December 31, 1997, 1996, 1995, and 1994 and for the period from February 8, 1993 (commencement of operations) to December 31, 1993. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Income and Equity Fund of Pacific Advisors Fund Inc. as of December 31, 1997, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the years ended December 31, 1997, 1996, 1995, and 1994 and the period from February 8, 1993 (commencement of operations) to December 31, 1993, in conformity with generally accepted accounting principles.

    ERNST & YOUNG LLP

    Los Angeles, California
    January 23, 1998

                           PACIFIC ADVISORS FUND INC.


DIRECTORS
    GEORGE A. HENNING, CHAIRMAN
    VICTORIA L. BREEN
    THOMAS M. BRINKER
    KATHLEEN M. FISHKIN
    L. MICHAEL HALLER III
    SIEGFRED S. KAGAWA
    TAKASHI MAKINODAN, PH.D.
    GERALD E. MILLER
    LOUISE K. TAYLOR, PH.D.

OFFICERS
    GEORGE A. HENNING, PRESIDENT
    THOMAS H. HANSON, VICE PRESIDENT AND SECRETARY
    VICTORIA L. BREEN, ASSISTANT SECRETARY
    PAUL W. HENNING, TREASURER

INVESTMENT MANAGER
    PACIFIC GLOBAL INVESTMENT MANAGEMENT COMPANY
    206 NORTH JACKSON STREET, SUITE 201
    GLENDALE, CALIFORNIA 91206

TRANSFER AGENT AND ADMINISTRATOR
    PACIFIC GLOBAL INVESTOR SERVICES, INC.
    206 NORTH JACKSON STREET, SUITE 201
    GLENDALE, CALIFORNIA 91206

DISTRIBUTOR
    PACIFIC GLOBAL FUND DISTRIBUTORS, INC.
    206 NORTH JACKSON STREET, SUITE 201
    GLENDALE, CALIFORNIA 91206
    (800) 989-6693

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current effective prospectus of the Fund, which contains information concerning the investment policies of the Fund as well as other pertinent information.